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                                                                    Exhibit 10.1

                            GUARANTY OF OBLIGATIONS
                         PURSUANT TO TRANSFER AGREEMENT


     THIS GUARANTY is made, executed and delivered as of this 15th day of June, 1998, by Pohlad Companies, a Minnesota corporation, PepsiCo, Inc., a North Carolina corporation (the "Guarantors"), and Pepsi-Cola Puerto Rico Bottling Company, a Delaware corporation (the "Company").

                                R E C I T A L S

     Guarantors are the sole members of P-PR Transfer, LLP, a Delaware limited liability partnership ("P-PR"), which is entering into a transfer agreement with Mr. Rafael Nin and the Company, dated even date herewith (the "Agreement").

     PCPR is obligated to (a) acquire the option to purchase all of the Class A Common Stock of the Company provided that certain conditions of closing set forth in Article VIII of the Agreement are satisfied on or before July 31, 1998,
(b) perform certain covenants contained in Article VI of the Agreement and (c) perform the indemnification obligations contained in Article IX of the Agreement (the "Obligations").

     Guarantors are willing to guarantee to the Company the performance of the Obligations by P-PR pursuant to the terms and conditions of this Guaranty.

     The Company will rely on this Guaranty when entering into the Agreement.

     NOW, THEREFORE, in consideration of the execution of the Agreement by the Company and to induce the Company to enter into the Agreement, Guarantors and the Company do hereby agree as follows:

     1. Guarantors do hereby jointly and severally guarantee irrevocably, absolutely and unconditionally to the Company, and its successors and assigns, the Obligations.

     2. This Guaranty shall remain in full force and effect (notwithstanding, without limitation, the bankruptcy, dissolution or termination of the existence of P-PR), until the Obligations are satisfied.

     3. To the extent that the Company grants to P-PR (i) any waiver of any default by P-PR under the Agreement, (ii) any extension of time of performance by P-PR under the Agreement, (iii) any release from the performance of its obligations under the Agreement,
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or (iv) any other indulgences whatsoever, the Company shall have and shall be deemed to have also granted such to Guarantors hereunder.

     4. No party may assign this Guaranty in whole or in part without the prior written consent of the other parties hereto.

     5. This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement of each of the parties hereto.

     6. This Guaranty shall inure to the benefit of and be enforceable by the Company, its successors and permitted assigns, and shall be binding upon Guarantors and their successors and permitted assigns.

     7. This Guaranty shall terminate and be of no further force and effect upon the earlier of (a) the Closing, as that term is defined in the Agreement,
(b) July 31, 1998 if all of the conditions of closing set forth in Article VIII of the Agreement have not been satisfied or (c) the proper termination of the Agreement pursuant to the terms of Article X of the Agreement.

     8. This Guaranty shall be governed by the internal laws of the State of Delaware.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

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    IN WITNESS WHEREOF, the parties hereto have signed this Guaranty as of the date first above written.



                                        POHLAD COMPANIES,
                                        a Minnesota corporation



                                        By: /s/ Robert C. Pohlad
                                           ___________________________________
                                           Robert C. Pohlad
                                           Its: President


                                        PEPSICO, INC.,
                                        a North Carolina corporation



                                        By: /s/ Robert K. Biggart
                                           ___________________________________
                                           Robert Biggart
                                           Its: Assistant Secretary


                                        PEPSI-COLA PUERTO RICO BOTTLING
                                        COMPANY, a Delaware corporation


                                        By: /s/  Rafael Nin
                                           ______________________________
                                           Rafael Nin
                                           Its:  President


              [SIGNATURE PAGE TO GUARANTY OF OBLIGATIONS PURSUANT
                                 TO AGREEMENT]

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